RIOT

Riot Blockchain, Inc.

NASDAQ: RIOT / MAY 16, 2022

FORWARD LOOKING STATEMENTS

Statements in this presentation that are not historical facts are forward-looking statements that reflect management's current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "anticipates," "believes," "plans," "expects," "intends," "will," "potential," "hope," and similar expressions are intended to identify forward-looking statements.

These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including financial and operating results, and the Company's plans, objectives, expectations, and intentions. Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule and costs associated with the Navarro site expansion; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; M.W. capacity under development; we may not be able to realize the anticipated benefits from immersion-cooling; the integration of acquired businesses may not be successful, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; failure to otherwise realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact of COVID-19 on us, our customers, or on our suppliers in connection with our estimated timelines.

Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this presentation may be found in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"), including in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended, and our other filings with the SEC, copies of which may be obtained from the SEC's website at www.sec.gov. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to rely on forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this press presentation are cautioned not to rely on forward-looking statements.

Riot's mission is to become one of the most relevant and significant companies supporting the Bitcoin network and greater Bitcoin ecosystem

INVESTMENT HIGHLIGHTS

A trailblazing US Bitcoin **mining platform**

Serves as a **public vehicle for investors seeking exposure** to Bitcoin

Clear and significantly **de-risked pathway** for expansion

Demonstrated **track record of success** across organization

Riot provides a best-in-class Bitcoin mining investment opportunity

RIOT AT-A-GLANCE

Ticker Symbol on NASDAQ	RIOT
Share Price	$7.97[1]
Shares Issued & Outstanding	$127.0 MILLION[2]
Avg. Daily Trading Volume	8.73 MILLION[3]
Net Cash	$113.6 MILLION[4]
BTC Held on Balance Sheet	6,320 BTC[5]
Current Riot Hashing Capacity	4.7 EH/S[6]
Future Riot Hashing Capacity	12.8 EH/S[7]

QUARTER ENDED MAR 31, 2022	
Total Bitcoin Mined	1,405
Total Revenue	$79.8 MILLION
Bitcoin Mining Revenue	$57.9 MILLION
Bitcoin Mining Direct Margin	67.0%
Avg. Direct Cost / Bitcoin Mined	$13,590[8]
Net Income	$35.6 MILLION
Non-GAAP Adjusted EBITDA	$11.7 MILLION[9]

(1) As of 5/13/2022; (2) As of 5/6/2022; (3) 90-day average as of 5/13/2022; (4) As of 3/31/21; (5) As of 5/1/22; (6) 5/3/22 press release; (7) Estimated by Jan 2023; (8) Excludes depreciation; (9) Non-GAAP figure reconciled to GAAP income on slide 29. Does not include adjustment for $26.4 million cryptocurrency impairment charge. Adjusted EBITDA is provided in addition to, and should not be considered to be a substitute for, or superior to, the comparable measure under U.S. GAAP.

Riot:

a leader in Bitcoin mining

Riot's leading position is driven by North America's largest Bitcoin mining facility

WHINSTONE US

200 ACRES
Rockdale, Texas

750 MW
total capacity

2.9c/kWh[1]
industry-leading power rate

200+
employees forming the talented execution team

(1) During first quarter of 2022, based on power strategy consisting of long-term PPA, ancillary services revenue, and real-time power procurement. Subject to change based on market conditions.

Riot's leading position is enhanced by its

1 GIGAWATT EXPANSION

In April 2022, Riot announced that it initiated a large-scale, 1 gigawatt ("GW") development in Navarro County, TX to expand its Bitcoin mining and hosting capabilities

1,000 MW
Total Capacity

~270
Jobs Created(1)

41 EH/s(2)
Potential Capacity

265 ACRES
Corsicana, Texas

The expansion has begun with the development of an initial 400 MW of capacity

Immersion-cooled mining and hosting operations expected to commence in July 2023

Current estimated total cost of $333 million is scheduled to be invested over the remainder of 2022, 2023, and Q1 2024

(1) From first 400 MW build-out; (2) If fully utilized by Bitmain S19XP 140 TH/s Antminers.

A PROVEN LEADER IN **EXECUTION**

2018

Riot began mining Bitcoin at 12 MW Oklahoma City facility, which it operated until mid-2020

2020

Riot moved its entire mining fleet to Coinmint's Bitcoin mining hosting facility in Massena, NY, with over 51 MW currently live

2021

Acquired Whinstone, a 300 MW Bitcoin mining facility in Rockdale, TX

Initiated 400 MW expansion at Whinstone, building to 700 MW

Acquired ESS Metron, producer and manufacturer of electrical equipment

2022+

Completing 400 MW expansion at Whinstone

Initiating new 400 MW build-out of 1,000 MW expansion in Navarro County, TX

A LEADER IN
DEVELOPED CAPACITY


DEVELOPED CAPACITY (MW)
600
500
400
300
200
100
0
479
400
160
119
109
105
60
20
NA
NA
(1)
Bitfarms (2)
HIVE (3)
HUT8 (4)
MARATHON (5)
Cipher (6)
argo (7)
(8)
(9)

(1) 3/7/22 press release; (2) Company website; (3) December 2021 investor presentation; (4) April 2022 investor presentation; (5) March 2022 investor presentation; (6) March 2022 investor presentation; (7) Company website; (8) NA; (9) NA.

A LEADER IN
FUTURE CAPACITY



(MW)
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
HOSTING
RIOT SELF-MINING
AVAILABLE CAPACITY
PENDING CAPACITY
2022 Q1
2022 Q2
2022 Q3
2022 Q4
2023 Q1
2023 Q2
2023 Q3
2023 Q4
2024+

In April 2022, Riot announced its 1 gigawatt expansion into Navarro County, Texas, more than doubling future expected total capacity

- The first phase, a **400 MW build-out**, has begun, with mining and hosting operations expected to commence in July 2023
- Infrastructure planned to utilize Riot's **immersion-cooling technology**
- First phase is **expected to host 16 EH/s of hash rate capacity**, if utilized by S19XP 140 TH/s model miners

When both the Whinstone and Navarro County expansions are completed, Riot is expected to have an industry-leading 1,700 MW of total power capacity

Note: Forecast period estimates based on secured expansion capacity. For expansions, air-cooled buildings are estimated to cost $30 million per building development, inclusive of high-voltage transformer. Immersion-cooled buildings are estimated to cost $50 million per building development, inclusive of high-voltage transformers. Final expenses for all buildings subject to market price for required goods and services.

A LEADER IN
SELF-MINED BITCOIN PRODUCTION



BTC MINED YTD
5,000
4,000
3,000
2,000
1,000
0
4,322
1,913
1,558
1,367
1,251
1,056
636
609
NA
NA
CORE SCIENTIFIC (1)
(2)
MARATHON (3)
Bitfarms (4)
RIOT (5)
HIVE (6)
argo (7)
GREENIDGE (8)
Cipher (9)
TERAWULF (10)

(1) 5/5/22 press release; (2) 5/3/22 press release; (3) 5/4/22 press release; (4) 5/2/22 press release; (5) 5/6/22 press release; (6) 5/4/22 press release; (7) 5/9/22 press release; (8) As of March 2022; (9) NA; (10) NA.

A LEADER IN
HASH RATE DEPLOYED



HASH RATE DEPLOYED (EH/s)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0
8.9
4.7
3.9
3.3
2.6
2.2
1.6
1.6
0.1
NA
(1)
(2)
MARATHON (3)
(4)
(5)
HIVE (6)
argo (7)
(8)
Cipher (9)
(10)

(1) 5/5/22 press release; (2) 5/3/22 press release; (3) 5/4/22 press release; (4) 5/2/22 press release; (5) 5/6/22 press release; (6) 5/3/22 press release; (7) February 2022 press release; (8) 3/31/22 press release; (9) March 2022 investor presentation; (10) NA.

ROBUST HASH RATE GROWTH

Since 2019, Riot has executed multiple long-term purchase orders with Bitmain, with expected monthly deliveries through Jan 2023

Riot's aggregate Bitcoin self-mining hash rate capacity estimated to reach:

12.8 EH/s
by Jan 2023



0
2
4
6
8
10
12
14
JAN-21
FEB-21
MAR-21
APR-21
MAY-21
JUN-21
JUL-21
AUG-21
SEP-21
OCT-21
NOV-21
DEC-21
JAN-22
FEB-22
MAR-22
APR-22
MAY-22
JUN-22
JUL-22
AUG-22
SEP-22
OCT-22
NOV-22
DEC-22
JAN-23
CURRENT HASH RATE
COMMITTED HASH RATE GROWTH

A LEADER IN
COST OF PRODUCTION

Q1 2022 average net power cost for Riot self-mining at Whinstone was 2.9c/kWh

RIOT'S POWER STRATEGY INCLUDES:

- Long-term, low-cost power purchase agreement
- Participation in grid revenue programs
- Real-time power procurement



POWER COST ($/MWh)
0
5
10
15
20
25
30
35
40
45
50
$27
$29
$35
$40
$40
$42
$42
Cipher(1)
Riot(2)
Hut 8(3)
Bitfarms(4)
Hive(5)
Core(6)
Marathon(7)

(1) March 2022 investor presentation; (2) Power cost at Whinstone facility Q1 2022; (3) Publicly disclosed rate for operational facility in Medicine Hat; (4) October 2021 investor presentation; (5) Quebec facility; (6) Q1 2022 earnings call transcript; (7) March 2022 presentation.

A LEADER IN
BITCOIN MINING TECHNOLOGY

- First industrial-scale immersion-cooled Bitcoin mining operation
- 200 MW of Whinstone and 400 MW of Corsicana is committed to uitlizing immersion-cooling technology
- Immersion-cooling helps machines run at significantly cooler operating temperatures than traditional air-cooling, resulting in increased hash rate and improved financial output


PROLONGED MACHINE LIFE WITH REDUCED MAINTENANCE REQUIREMENTS
+
INCREASED HASH RATE OF MACHINE
=
$
IMPROVED FINANCIAL OUTPUT

VERTICAL INTEGRATION IS A SUPERIOR LONG-TERM STRATEGY

More direct control over owned infrastructure drives superior financial returns and greater financial flexibility

1ST STRATEGIC BENEFIT

CONTROL

More Control over Business

- Miner Deployments
- Development
- Security
- Suppliers

→

2ND STRATEGIC BENEFIT

FINANCIAL

Superior Financial Profile

- Better long-term IRR, payback period, and profitability
- Potential greater balance sheet flexibility
- Institutional financial clients

1ST BENEFIT IN ACTION:
CONTROL

COST RISK
Ability to "plug in" miners upon arrival at known cost (do not need to constantly negotiate with hosting providers)

SUPPLIER RISK
No reliance on third-party hosting providers, limiting counter-party risk

EXECUTION RISK
Control over infrastructure development timelines to match deployment schedule of miners

MARKET RISK
Low production cost provides substantial downside protection during market corrections

SECURITY RISK
24/7 on-site monitoring of cyber and physical operations

FINANCIAL RISK
If desired, infrastructure affords an alternative financing source with a substantially lower cost of capital than miner financing

2ND BENEFIT IN ACTION:
SUPERIOR FINANCIAL PROFILE



MONTHLY MINING PROFIT ($ IN MILLIONS)
$30
$20
$10
$0
Vertical Integration Mining Profit
Non-Vertical Integration Mining Profit
Vertical Integration IRR
Non-Vertical Integration IRR

	5-Year IRR	Payback	Time Until Machines Turn Off	Cumulative Profit Until Turn Off
VERTICAL INTEGRATION	125%	11.1 months	~76 months	~$518mm
NON-VERTICAL INTEGRATION	105%	12.5 months	~64 months	~$480mm

Note: Estimated and approximates; see page 27 in Appendix for detailed outline of key assumptions underlying analysis.

MANAGEMENT & BOARD

Unique, Bitcoin-focused strategic vision


JASON LES — CEO & BOARD MEMBER


BENJAMIN YI — EXECUTIVE CHAIRMAN

Veteran public company expertise & support


JEFF MCGONEGAL — CFO


WILLIAM JACKMAN — GENERAL COUNSEL


RYAN WERNER — VP FINANCE


COLIN YEE — HEAD OF CORP OPS


PHIL MCPHERSON — VP CAPITAL MARKETS

Supported by industry-leading infrastructure expansion capabilities


CHAD HARRIS — CEO, WHINSTONE US


LYLE THERIOT — COO, WHINSTONE US


ASHTON HARRIS — CTO, WHINSTONE US


DAVID SCHATZ — VP OPERATIONS, WHINSTONE US

Highly experienced independent board


HUBERT MARLEAU — LEAD INDEPENDENT DIRECTOR


HANNAH CHO — INDEPENDENT DIRECTOR


LANCE D'AMBROSIO — INDEPENDENT DIRECTOR

Supported by team of 400+ employees with expertise in construction, engineering, deployment, procurement, etc.

RELEVANT FINANCIAL HIGHLIGHTS

TOTAL REVENUE ($MM)



$250
$200
$150
$100
$50
$0
$12.1
$213.2
2020 FY
2021 FY

BITCOIN MINED



4000
3000
2000
1000
0
1033
3812
2020 FY
2021 FY

EARNINGS PER SHARE



$0.30
$0
($0.10)
($0.20)
($0.30)
($0.40)
2020 FY
2021 FY
($0.30)
($0.08)

NON-GAAP ADJUSTED EBITDA ($MM)[1]



100
75
50
25
0
(25)
2020 FY
($6.3)[2]
$82.4[3]
2021 FY

(1) Non-GAAP financial measure (definition and/or reconciliation in Appendix on slide 29). Adjusted EBITDA is provided in addition to, and should not be considered to be a substitute for, or superior to, the comparable measure under U.S. GAAP; (2) Does not include adjustment for $0.9 million cryptocurrency impairment charge; (3) Does not include adjustment for $36.5 million cryptocurrency impairment charge.

RIOT

Riot Blockchain, Inc.
CONTACT: ir@riotblockchain.com

Appendix

ILLUSTRATIVE MINING BUILD

		2022E	2023E	2024E	TOTAL OVER FIRST 3 YEARS OF LIFESPAN
Single S19 Pro	BTC Mined	0.14	0.08	0.04	0.26
	Direct Costs	$922	$922	$922	$2,767
100 MW Building (~28,000 miners)	BTC Mined	3,894	2,374	1,200	7,468
	Direct Costs	$26,352,000	$26,352,000	$26,352,000	$79,056,000

Note: Assumes linear growth in network hashrate with year-end targets of 198, 334, 537, and 623 EH/s in 2021, 2022, 2023, and 2024, respectively. Assumes block reward of 6.25 BTC and 0 transaction premium through April 2024, then halves the block reward to 3.125 BTC and 0 transaction premium in May 2024. Assumes S19 Pro performance of 110 TH/s at 3,500 W. Assumes power cost of $0.025 c/kWh and infrastructure operating cost of $0.005 per kWh. Assumes no increase in direct costs. Direct costs exclude depreciation.

ELECTRICAL INFRASTRUCTURE
THE BACKBONE OF THE THE DIGITAL ECONOMY



High Voltage
Cables
Panel Box
ASIC Miner
Medium Voltage Transformer
Pad Mounted Transformer
Power Distribution Unit
Power Supply
BITCOIN

SECURING CRITICAL COMPONENTS
FOR 700 MW WHINSTONE BUILDOUT

	REQUIRED UNITS	PURCHASED UNITS	DELIVERED UNITS	UNITS INSTALLED
High Voltage Transformers	7	7	7	7
Medium Voltage Transformers	284	284	284	284
Medium Voltage Cables	89,400	89,400	77,400	74,200
Low Voltage Cables	1,662,600	1,662,600	1,569,900	1,338,480
Medium Voltage Switchgear	38	38	38	31
Low Voltage Panel Boards	944	944	916	916
Power Distribution Unit	14,388	14,388	12,084	11,508

ACQUISITION OF ESS METRON

ESS METRON

On December 1, 2021, Riot acquired ESS Metron, a premier provider of highly-engineered electrical equipment solutions, for approximately $50 million[1]

- Over **sixty years** of experience and a **leading supplier** to third-parties
- **De-risks** procurement of **mission-critical** infrastructure
- Enhances Riot's **competitive position** across the electrical supply chain
- Critical component in developing Riot's **customized immersion-cooling technology**

ESS Metron is a key provider of many of the critical Bitcoin mining components highlighted on page 25.

(1) Consisting of up to 715,413 shares of Riot common stock and $25 million in cash.

KEY ASSUMPTIONS TO

"2ND BENEFIT IN ACTION: SUPERIOR FINANCIAL...

OVERALL ASSUMPTIONS

- Timing: 10-year forecast with starting date of 1/1/22 with halvings estimated to occur in May 2024 and May 2028
- Network: Starting network hash rate of 200 EH/s increasing by 10 EH/s, except for months when a halving occurs. When a halving occurs, it is assumed that network hash rate declines by 25%. Block reward of 6.25 bitcoins through April 2024, 3.125 bitcoins from May 2024 through April 2028, and 1.5625 bitcoins from May 2028 through December 2031. No transaction fees. Constant bitcoin price
- Miners: 110 TH/s and 3,500 W per miner. Constant miner pricing of $6,250 per unit
- Operating Costs: $0.005 / kWh

VERTICAL INTEGRATION

- Infrastructure and Miner Capex: ~$209 million, comprised of ~28,570 miners at $6,250 per unit and 100 MW of electrical infrastructure at $30 million
- Power Cost: $0.025 / kWh

NON-VERTICALLY INTEGRATED

- Infrastructure and Miner Capex: ~$209 million, comprised of ~33,370 miners at $6,250 per unit
- Fixed Hosting Fee: $0.045 / kWh
- Expedite Fees: One-time upfront investment of ~$190 per miner, roughly consistent with per unit fee as recently disclosed in peer's May 2021 hosting agreement
- Construction Bridge Loan: 18-month, 0% interest, bridge loan provided to hosting partner of ~$920 per miner for construction of electrical infrastructure, roughly consistent with per unit amount as recently disclosed in peer's May 2021 hosting agreement

NON-GAAP FIGURE RECONCILIATION

(IN THOUSANDS)

EBITDA COMPUTATION	2022 Q1	2021 FY	2020 FY
NET INCOME (LOSS)	**$35,629**	**$(7,926)**	**$(12,667)**
Interest (income) expense	220	296	(85)
Income tax expense (benefit)	312	254	-
Depreciation and amortization	14,245	26,324	4,494
EBITDA	**$50,406**	**$18,948**	**$(8,258)**
ADJUSTMENTS:			
Non-cash/non-recurring operating expense:			
Stock-based compensation expense	3,042	68,491	3,407
Acquistion related costs	78	21,198	-
Change in fair value of derivative asset (gain) loss	(43,683)	(12,112)	-
Change in fair value of contingent consideration (gain) loss	176	975	-
Realized (gain) on sale/exchange of long-term investment		(26,260)	-
Unrealized loss (gain) on marketable equity securities	1,611	13,655	-
Reversal of registration rights penalty	-	-	(1,358)
(Gain) on sale of equipment	-	-	(29)
Other (income) expense	137	(2,378)	6
Other revenue, (income) expense items:			
License fees	(24)	(97)	(97)
ADJUSTED EBITDA	**$11,743**	**$82,420**	**$(6,329)**

Adjusted EBITDA is a financial measure defined as our EBITDA, adjusted to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing business operations. Adjusted EBITDA represents net income before interest, taxes, depreciation, amortization and certain non-cash, non-recurring and other adjustment items. The adjustments include fair value adjustments such as derivative power contract adjustments, equity securities value changes, and non-cash stock-based compensation expense, in addition to financing and legacy business income and expense items. Following industry comments from the SEC in late 2021, we modified our methodology to no longer adjust for impairment, or realized gains/losses on sales, of cryptocurrencies as of December 31, 2021. Adjusted EBITDA is provided in addition to, and should not be considered to be a substitute for, or superior to, the comparable measure under U.S. GAAP.

ESG Focus

BITCOIN MINING:
ENERGY USE


31.3%
Global Energy Production
68.7%
ENERGY CONSUMPTION
UNUSED ENERGY

76% of Bitcoin miners utilize renewable energy as a part of their energy mix, with renewable energy accounting for ~40% of overall energy mix[1]

Bitcoin miners are incentivized to minimize their power costs and seek out under-utilized renewables infrastructure


0.2%
Total Unused Energy
99.8%
BTC ENERGY CONSUMPTION
REMAINING UNUSED ENERGY

Source: https://ourworldindata.org/energy-production-consumption. University of Cambridge Centre for Alternative Finance Bitcoin Electricity Consumption Index.

BITCOIN MINING:
ENABLING THE ENERGY TRANSITION

Solar and wind are the least expensive energy sources in the world; however, they are also an intermittent power supply

Many new solar and wind deployments are limited or delayed due to grid congestion caused by their intermittent nature

Grid congestion from intermittent supply can be alleviated through congruent intermittent demand

Bitcoin mining operations provide the intermittent demand that justifies additional supply to enter the market and stabilize the grid at potentially lower average prices

Bitcoin mining serves as a complementary technology for clean energy production and storage

Source: Bitcoin Clean Energy Initiative.

Bitcoin 101

WHAT IS BITCOIN?

Decentralized – it is not controlled by any government, entity, or person (as compared to fiat currencies)

The data structure (blockchain) serves as the public ledger of all transactions

Dominant cryptocurrency with a US $600 billion global market capitalization(1)

Sound money, with a supply of only 21 million coins coded into its supply schedule

The strongest, most secure, and most decentralized network of all cryptocurrencies

(1) Coinmarketcap.com as of 5/13/22.

BITCOIN MINING:
THE PROCESS

Repeatedly guessing inputs into an algorithm until the desired output is observed

- Bitcoin transactions are pooled together in a "block"
- Once a block is formed, miners compete to solve it, which is difficult to do but simple to verify
- After it is solved, the transactions are "verified" by the network
- The new block of verified transactions is attached to a chain of prior blocks ("blockchain")
- For solving the puzzle, miners are rewarded with Bitcoin, which occurs every 10 minutes, on average

Currently, the reward is 6.25 BTC per block solved, totaling approximately 900 BTC per day network-wide

BITCOIN MINING:
PROFITABILITY DRIVERS

Annual Mining Profitability =

$$\left[\left(\frac{\text{Riot's Hash Rate}}{\text{Network Hash Rate}}\right) \times \left(\text{Price of BTC}\right) \times \left(\left(\text{6.25 Block Reward}\right) + \left(\text{Transaction Premium}\right)\right) \times \left(\text{52,560 Blocks per Year}\right)\right] - \left[\left(\text{Price of Miners}\right) + \left(\text{Cost of Electricity}\right) + \left(\text{Riot's Corporate Expenses}\right)\right]$$

WHAT RIOT CONTROLS

- ✓ Riot's hash rate
- ✓ Cost of electricity
- ✓ Corporate expenses

WHAT RIOT DOESN'T CONTROL

- ✗ Network hash rate
- ✗ Price of BTC
- ✗ Block rewards & # of blocks per year
- ✗ Price of miners

BITCOIN "HALVING" OVERVIEW

Bitcoin's fixed supply schedule is driven by programmatic changes in the block reward; every 210,000 blocks (roughly every four years) the block reward is reduced by 50% (i.e., "halving"). Following each halving, Bitcoin miners receive half the Bitcoin block per block mined.

HISTORICAL BITCOIN PRICE AND "HALVINGS"



BTC PRICE
(LOGARITHMIC SCALE)
100,000
10,000
1,000
100
10
1
JAN-12
JAN-13
JAN-14
JAN-15
JAN-16
JAN-17
JAN-18
JAN-19
JAN-20
JAN-21
JAN-22
JAN-23
JAN-24

All else being equal, this results in a reduction of mining revenue. The halving mechanism results in an ever-decreasing issuance rate of Bitcoin as the supply asymptotically approaches its maximum supply of 21 million, currently estimated by July 2141. Following each historical halving, Bitcoin has experienced significant price appreciation in the ensuing 18 months.

GLOSSARY

BITCOIN (BTC) a type of digital currency in which a record of transactions is maintained and new units of currency are generated by the computational solution of mathematical problems, and which operates independently of a central bank; a unit of Bitcoin

BLOCKCHAIN a system in which a record of transactions made in Bitcoin or another cryptocurrency is maintained across several computers that are linked in a peer-to-peer network

BLOCK a file that contains a "permanent" record of transactions

MINING the processing of transactions in the digital currency system, in which the records of current Bitcoin transactions, known as a blocks, are added to the record of past transactions, known as the blockchain

HASH RATE the measure of a miner's performance; number of calculations a miner can perform in 1 second as it works to solve the block

BLOCK REWARD the amount of Bitcoin awarded for successfully mining / verifying a block

kWh "kilowatts per hour", a measure of energy usage

MW "megawatt", a measure of power capacity

EH/s "exahash per second", a measure of hash rate

avg. # of BTC mined each day
=
(Block Reward) x (6x/hr) x (24 hrs/day)

(6.25 BTC/Block) x (6x/hr) x (24hrs/day)
=
900 BTC mined each day on avg.